UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2020

BIOPHARMX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37411	59-3843182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 E. Hamilton Ave., Suite 100

San Jose, California 95008

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 889-5020

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BPMX	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01              Entry into a Material Definitive Agreement.

Merger Agreement Amendment

On April 27, 2020, BioPharmX Corporation (the “Company” or “BioPharmX”), BITI Merger Sub, Inc. (“Merger Sub”) and Timber Pharmaceuticals LLC (“Timber”) entered into Amendment No. 2 to Agreement and Plan of Merger and Reorganization (the “Merger Amendment”). The Merger Amendment amends that certain Agreement and Plan of Merger and Reorganization (as previously amended and as so amended, the “Merger Agreement”), dated January 28, 2020, by and among the Company, Merger Sub and Timber. Under the Merger Amendment, BioPharmX has agreed that, if it is required in order for the combined entity to meet the NYSE Market Capitalization Requirement at the Effective Time of the Merger, it will lower the ownership percentage that the BioPharmX stockholders will own of the combined entity following the merger from 11.5% to no lower than 8.9% of the combined entity (subject to further adjustment in the event that the second modification to the SPA Amendment described below is required to meet the NYSE Market Capitalization Requirement).

The foregoing description of the Merger Amendment does not purport to be complete and is qualified in its entirety by the full text of the Merger Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by  reference herein.

Amendment to Securities Purchase Agreement

On April 27, 2020, BioPharmX, Timber and the Investors providing the Timber Funding entered into that certain Amendment No. 1 to Securities Purchase Agreement (the “SPA Amendment”). The SPA Amendment modifies that certain Securities Purchase Agreement, dated as of March 27, 2020, among BioPharmX, Timber, and the investors (“Investors”) who are providing funding of approximately $25 million to the Company immediately prior to the Effective Time of the Merger (the “SPA”).

The SPA Amendment makes the following changes to the SPA in an effort to satisfy the NYSE American’s Listing Requirement that, at the Effective Time of the Merger, BioPharmX have a market capitalization of no less than $50 million (the “Market Capitalization Requirement”):

•                  BioPharmX, Timber, and the Investors have agreed that if required to meet the Market Capitalization Requirement, the Converted Additional Shares that are to be placed in escrow under the Securities Purchase Agreement will no longer be returned to BioPharmX as treasury stock depending on the market price of the BioPharmX common stock.

•                  BioPharmX, Timber and the Investors have also agreed that if the Market Capitalization Requirement is still not satisfied after effecting the change described above and the change contemplated by the Merger Amendment, the Investors will purchase up to an additional 67 million restricted shares of BioPharmX Common Stock for immediate delivery to the Escrow Agent to be held in escrow so long as an investor would otherwise hold in excess of 9.99% of the BioPharmX Common Stock. Any shares so purchased would reduce the number of shares available for purchase under the Series B Warrant to be issued by BioPharmX on the Warrant Closing Date.

The foregoing description of the SPA Amendment does not purport to be complete and is qualified in its entirety by the full text of the SPA Amendment, a form of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01              Other Events

On April 27, 2020, BioPharmX announced that the date of its special stockholders’ meeting to consider and vote on the proposed merger of BioPharmX with Timber and related matters has been changed. The meeting will now be held on Friday, May 13, 2020 at 10:00 AM eastern time.

Further, due to the COVID-19 pandemic, BioPharmX has determined that for the health and well-being of its stockholders, BioPharmX’s special meeting of stockholders to consider and vote upon the proposed merger and related matters will be a virtual meeting conducted exclusively via live audiocast at https://www.viewproxy.com/BioPharmXCorp/2020. There will not be a physical location for the special meeting, and stockholders will not be able to attend the meeting in person.

The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

2.1	Amendment No. 2 to Agreement and Plan of Merger, dated April 27, 2020, among BioPharmX, Timber and Merger Sub*

10.1	Form of Amendment No. 1 to Securities Purchase Agreement, dated April 27, 2020, by and among Timber, BioPharmX and certain investors parties thereto*

99.1	Press Release issued by the Company on April 27, 2020 (Meeting Date and Virtual Meeting)*

* Filed herewith

Where to find additional information about the Special Stockholders Meeting, the proposed Merger and related matters

On February 20, 2020, BioPharmX filed a Registration Statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”) containing a prospectus and a proxy statement of BioPharmX concerning the proposed merger between BioPharmX and Timber. The registration statement was declared effective by the SEC on March 30, 2020 and the proxy statement describing the merger and related matters was mailed to BioPharmX stockholders on or about April 6, 2020. Subsequently, on April 27, 2020, BioPharmX filed a supplement to its proxy statement describing certain changes to the terms of the merger and related matters from that described in the original proxy statement. The supplement is expected to be mailed to BioPharmX stockholders on or about April 28, 2020 and the special stockholders meeting of BioPharmX to consider and vote upon the merger and the related matters described in the proxy statement and the supplement is now scheduled to be held on Friday, May 13, 2020 at 10:00 AM eastern time.

INVESTORS AND SECURITY HOLDERS OF BIOPHARMX ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT BIOPHARMX, TIMBER, THE PROPOSED MERGER, AND RELATED MATTERS.

The proxy statement/prospectus, the supplement, and any other documents filed by BioPharmX with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by BioPharmX by directing a written request to: BioPharmX Corporation, 900 E. Hamilton Avenue, Suite 100, Campbell, CA 95008 or by downloading such materials from the Investor Page of the BioPharmX website, www.BioPharmX.com. BioPharmX security holders are urged to read the proxy statement/prospectus and the supplement before making any voting or investment decision with respect to the proposed merger.

Participants in the Solicitation

BioPharmX and its directors and executive officers and Timber and its managers and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BioPharmX in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of BioPharmX and their ownership of shares of BioPharmX common stock is set forth in BioPhamX’s Annual Report on Form 10-K for the year ended January 31, 2020, which was filed with the SEC on March 23, 2020, and its subsequent documents filed with the SEC, including the joint proxy statement/prospectus and the supplement referred to above. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, is also included in the joint prospectus/proxy statement, the supplement, and other relevant materials filed with the SEC when they become available. The managers and officers of Timber do not currently hold any direct or indirect interests, by security holdings or otherwise, in BioPharmX except as pursuant to the exercise of the bridge loan warrant described in BioPharmX’s SEC reporting.

Forward-Looking Statements

This press release contains forward-looking statements based upon BioPharmX’s and Timber’s current expectations. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. BioPharmX and Timber have based these forward-looking statements largely on their then-current expectations and projections about future events, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of BioPharmX’s and Timber’s control, and actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with BioPharmX’s ability to obtain the stockholder approval required to consummate the proposed merger transaction and related matters and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (iii) whether the NYSE American will continue to list the common shares of BioPharmX following the merger, (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (v) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; (vi) whether the combined business of Timber and BioPharmX will be successful, and (vii) those risks detailed in BioPharmX’s most recent Annual Report on Form 10-K for the fiscal year ended January 31, 2020 and subsequent reports filed with the SEC, as well as other documents that may be filed by BioPharmX from time to time with the SEC (including the proxy statement/prospectus and the supplement). Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither BioPharmX nor Timber can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, BioPharmX and Timber undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

BioPharmX Corporation
a Delaware corporation
(Registrant)

Date: April 27, 2020	By:	/s/ Steven M. Bosacki
	Name:	Steven M. Bosacki
	Title:	Chief Executive Officer